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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                   FORM 8-K/A2

                               Amendment No. 2 to
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):   May 31, 1996
                                                         -------------------
                          Century Communications Corp.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     1-9676
                               --------------------
                            (Commission File Number)

                New Jersey                                     06-1158179
      ----------------------------------                 -----------------------
           (State other jurisdiction                        (I.R.S. Employer
       of incorporation or organization)                  Identification Number)

              50 Locust Avenue
           New Canaan, Connecticut                                  06840
      ----------------------------------                 -----------------------
           (Address of principal                                 (Zip Code)
             executive offices)



Registrant's telephone number, including area code     (203) 972-2000
                                                     -------------------


- --------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                               Page 1 of 8 Pages

                            Exhibit Index on Page 7





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Item 7. Financial Statements and Exhibits

(b)     Pro Forma Financial Information.

        The following pro forma combined financial statements for Century
Communications Corp. and Subsidiaries are filed as part of this Amendment No. 2 to Current Report on Form 8-K to correct certain omissions in Amendment No. 1:

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                                                                                   Page
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
Pro Forma Combined Balance Sheet - as of February 28, 1996                          F-1

Notes to Pro Forma Combined Financial Statements                                    F-2

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(c)     Exhibits.

        The following exhibit is filed as part of this Amendment No. 2 to Current Report on Form 8-K:

23      Consent of Deloitte & Touche LLP



                                       -2-

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Century Communications Corp. and Subsidiaries
Unaudited Pro Forma Combined Balance Sheet
February 29, 1996 ( Amounts in Thousands)
- --------------------------------------------------------------------------------



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

                                                                                       Pro Forma Adjustments
                                                                                   -----------------------------
                                                                 ML California                                           Pro Forma
ASSETS                                             Century        Cable Division     Combined         Acquisition         Combined
CURRENT ASSETS:                                  Comm. Corp.   Pending Acquisition     Debit             Credit          Acquisition
                                            -----------------  -------------------  --------------    ------------       -----------
Cash and short term investments                     $157,376           $7,009                              $7,009 (a)      $157,376
Accounts receivable -net                              47,814              770                                                48,584
Prepaid expenses and other current assets              7,328            4,952                               5,855 (b)         6,425
                                          ------------------    -------------        ---------          ----------        ----------
   TOTAL CURRENT ASSETS                              212,518           12,731                              12,864           212,385

PROPERTY, PLANT & EQUIPMENT - NET                    540,469           47,479         $56,366 (c)                          $644,314
INVESTMENTS IN MARKETABLE EQUITY
  SECURITIES                                          51,677                                                                 51,677
EQUITY INVESTMENTS IN CABLE TELEVISION
   AND CELLULAR TELEPHONE SYSTEMS                    122,772                                                                122,772
DEBT ISSUANCE COSTS - NET                             29,675                                                                 29,675
CABLE TELEVISION FRANCHISES - NET                    355,837           10,988         174,196 (d)                           541,021
CELLULAR TELEPHONE LICENSE - NET                     366,928                                                                366,928
GOODWILL - NET                                       265,439           29,960                              29,960 (e)       265,439
OTHER ASSETS - NET                                    25,107            2,178                               2,178 (f)        25,107
                                          ------------------    -------------     -----------        -------------      -----------
   TOTAL                                          $1,970,422         $103,336        $230,562             $45,002        $2,259,318
                                          ==================    =============     ===========        =============      ===========

LIABILITIES AND
  STOCKHOLDERS' EQUITY
CURRENT LIABILITIES

  Current maturities of long term debt                $5,729          $98,680         $98,680 (g)                            $5,729
  Accounts payable                                    48,738              174                                                48,912
  Accrued  interest payable                           37,795              147             147 (g)                            37,795
  Other accrued expenses                              45,813            4,629           3,699 (b)                            46,743
  Customer deposits and prepayments                   13,149              492                                                13,641
                                          ------------------    -------------     -----------    ----------------        ----------
   TOTAL CURRENT LIABILITIES                         151,224          104,122          98,827                               152,820

LONG TERM DEBT                                     1,781,790                                             $287,300 (h)     2,069,090
DEFERRED INCOME TAXES                                 99,681                                                                 99,681
MINORITY INTEREST IN SUBSIDIARIES                    173,782                                                                173,782


SUBSIDIARY CONVERTIBLE REDEEMABLE
  PREFERRED STOCK                                    179,440                                                                179,440

COMMON STOCKHOLDERS' (DEFICIENCY) EQUITY            (415,495)            (786)                                786 (i)      (415,495)
                                          ------------------    -------------      ----------     ---------------        -----------
   TOTAL                                          $1,970,422         $103,336         $98,827            $288,086        $2,259,318
                                          ==================    =============      ==========    ================        ===========

See notes to pro forma combined financial statements.





                                       F-1

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CENTURY COMMUNICATIONS CORP. AND SUBSIDIARIES

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS (AMOUNTS IN THOUSANDS)

- --------------------------------------------------------------------------------

1.  BASIS OF PRESENTATION

   The pro forma combined financial statements include the financial position and results of operations of Century Communications Corp. and subsidiaries (the "Company") and the acquisition of ML California Cable Division (the "Acquisition"), a division of ML Media Partners, L.P., as if such acquisition had been consummated as of the beginning of each fiscal period presented for the pro forma statements of operations and as of February 28, 1996 for the combined pro forma balance sheet.

   The purchase price of the Acquisition was $287,300, subject to further adjustments as specified in the Asset Purchase Agreement.

2.  PRO FORMA ADJUSTMENTS

    COMBINED BALANCE SHEET

    (a) Reverse cash and short term investments of the Acquisition which will not be acquired by the Company.

    (b) Reverse receivable from an affiliate of the Acquisition and certain other assets and liabilities which will not be acquired by the Company.

    (c) Record purchase price allocated to property, plant and equipment.

    (d) Record purchase price allocated to cable television franchises.

    (e) Reverse historical goodwill of the Acquisition based on purchase price allocation.

    (f) Reverse the intangible assets capitalized by the Acquisition which represent no future value to the Company and reverse the escrow payment made by the Company in relation to the Acquisition.

    (g) Reverse accrued interest and debt of the Acquisition which will not be assumed by the Company.

    (h) Record $287,300 of debt which was used by the Company to fund the acquisition.

    (i) Reverse equity of the Acquisition.

                                       F-2


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   COMBINED STATEMENT OF OPERATIONS

    (a) Reverse management fees and expense recorded by the Acquisition as such management agreements were terminated after the acquisition.

    (b) Reverse depreciation and amortization costs related to capitalized assets of the Acquisition and record depreciation of fixed assets and amortization of cable television franchises in accordance with the Company's accounting policies.

    (c) Reverse interest expense incurred by the Acquisition on debt not assumed by the Company and record incremental interest expense as if the $287,300 of debt was outstanding for each fiscal period presented at an interest rate of 6.8%.

    (d) Assumes that no income tax benefit will be recorded related to the loss before income taxes of the Acquisition after considering pro forma adjustments. This assumption is based on a full valuation allowance being recorded against the resulting deferred tax asset, given the Acquisition's history of losses.

                                       F-3


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CENTURY COMMUNICATIONS CORP.

                                     By: /s/ Scott N. Schneider
                                         -----------------------------------
                                     Name:  Scott N. Schneider
                                     Title: Senior Vice President, Treasurer
                                            and Chief Accounting Officer

Date: August 15, 1996

                                       -3-


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                                  EXHIBIT INDEX
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Exhibit                                                                            Page
No.            Description                                                          No.
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
23             Consent of Deloitte & Touche LLP                                      8

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